EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jones Soda Co. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Joe Culp, Interim Chief Financial Officer and Principal Financial Officer of the Company, hereby certify that, to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2023	/s/ Joe Culp
Joe Culp
Interim Chief Financial Officer (Principal Financial Officer)